THIRD AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT


     This Third Amendment to Amended and Restated Revolving Credit Agreement is made as of the 2nd day of September 1997 by and among

     Dollar Tree Distribution, Inc. (the "Borrower"), a Virginia corporation having its chief executive office at 2555 Ellsmere Avenue, Norfolk, Virginia 23513;

     Dollar Tree Stores, Inc. ("DTS") a Virginia corporation having its chief executive office at 2555 Ellsmere Avenue, Norfolk, Virginia;

     Dollar Tree Management, Inc. ("DTM"), a Virginia corporation having its chief executive office at 2555 Ellsmere Avenue, Norfolk, Virginia;

     BankBoston, N.A. (f/k/a The First National Bank of Boston), NationsBank, NA., Signet Bank, Crestar Bank, First Union National Bank of Virginia, Amsouth Bank of Alabama, Union Bank of California, N.A. and all other financial institutions which are now or may hereafter become parties to such Amended and Restated Revolving Credit Agreement (individually, a "Lender" and collectively, the "Lenders"); and

     BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, as Agent for the Lenders (in such capacity, the "Agent")

in consideration of the mutual Covenants herein contained and benefits to be derived herefrom,

                              W I T N E S S E T H:

     WHEREAS, the Borrower, DTS, DTM, the Agent and the Lenders entered into an Amended and Restated Revolving Credit Agreement dated as of September 27, 1996 (as Amended by First Amendment to Amended and Restated Revolving Credit Agreement dated January 25, 1997, as further amended by Second Amendment to Amended and Restated Revolving Credit dated as of May 8, 1997, collectively, the "Agreement"); and

     WHEREAS, the Agent, the Lenders, the Borrower, DTS and DTM desire to modify and amend the Agreement as provided herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1 Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

     2   Amendments to Section I.  The provisions of Section I of the Agreement
         -----------------------
         are hereby amended as follows:

         (a) The definition of "Applicable Margin" is hereby amended by deleting the grid set forth therein and substituting the following grid in its stead:

                                             Applicable Margin-LIBOR     Applicable
                         Funded              Rate Loans and Reference    Margin-Base
           Tier       Debt /EBITDA                 Rate Loans           Rate Loans
          -------   --------------------     -------------------------  ------------------
           I           Less than or          50 basis points             0 basis points
                       equal to 0.75:1

           II          Less than or          60 basis points             0 basis points
                       equal to 1.25:1
                       but greater
                       than 0.75:1

           III         Greater than          105 basis points            0 basis points
                       1.25:1


         (b) The definition of "Facility Fee Rate" is hereby amended by deleting the grid set forth therein and substituting the following grid in its stead:

                                                            Facility Fee
           Tier      Funded Debt /EBITDA                        Rate
          ------    ----------------------------------      ------------------------------
           I         Less than or equal to 0.75:1            12.5 basis points per annum

           II        Less than or equal to 1.25:1 but        15 basis points per annum
                     greater than 0.75.1

           III       Greater than 1.25:1                     20 basis points per annum


         (c) The definition of "Agent" is hereby deleted in its entirety, and the following substituted in its stead;

                  "BankBoston, N.A. f/k/a The First National Bank of Boston
                    acting as Agent for the Lenders."

         (d) The definition of "Revolving Credit Maturity Date" is hereby amended by deleting therefrom the words "May 31, 2000" and substituting "May 31, 2002" in its stead.



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



     3. Amendment to Section 2. Section 2.1(b) is hereby amended by adding the following sentence at the end of said Section 2.1(b):

         "Notwithstanding the foregoing, the provisions of this Section 2.l(b) shall not apply to the Borrower for the period commencing after March 1, 2000."

     4. Amendment to Section 3. Section 3.1(b) is hereby amended by deleting therefrom the text "70,000,000.00" and substituting "$100,000,000.00"
         in its stead.

     5. Amendments to Section 9.

         (a) The provisions of Section 9.2 are amended by adding the following ratio:

         "Fiscal Year 2001 and each Fiscal
          Year thereafter                                1.50:1"

         (b) The provisions of Section 9.4 are amended as follows:

                  (I) the introductory provisions of Section 9.4 are amended by deleting the word "the" in the third line thereof and inserting in its stead, the word "any".

                  (ii)by deleting the maximum amount of capital expenditures for the First Five Months of Fiscal Year 2000 (which presently appears in the Agreement as $20,000,000) and substituting the following in its stead:

                    "Fiscal Year 2000              $40,000,000
                     Fiscal Year 2001              $45,000,000
                     Fiscal Year 2002              $50,000,000"


     6. Conditions to Effectiveness. This Third Amendment to Amended and Restated Revolving Credit Term and Loan Agreement shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

         (a) This Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement shall have been duly executed and delivered by the respective parties hereto and, shall be in full


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




              force and effect and shall be in form and substance satisfactory to each of the Lenders.

         (b) Each of the Lenders and the Agent shall have received a favorable opinion addressed to the Lenders and the Agent in form and substance satisfactory to the Lenders and the Agent from Messrs. Hofheimer, Nusbaum, McPhaul & Samuels.

         (c) All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders. Each of the Lenders shall have received from each Obligor true copies of the resolutions adopted by its board of directors authorizing the transactions described herein, each certified by such Obligor's secretary to be true and complete.

         (d) The Borrower shall have paid to the Agent and Lenders all fees and expenses then due and owing pursuant to Section 15 of the Agreement.

         (e) No Default or Event of Default shall have occurred and be continuing.

         (f) The Obligors shall have provided such additional instruments and documents to the Agent and the Lenders as the Agent and the Agent's counsel may have reasonably requested.

     7. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Obligors each hereby ratify, confirm, and reaffirm all representations, warranties, and covenants contained therein and acknowledge and agree that none of them have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, each of the Obligors hereby waive and release the Agent and Lenders therefrom.

     8.  Miscellaneous

         (a) This Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and


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



              all of which together shall constitute one instrument.

         (b) This Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement as a sealed instrument as of the date first above written.

DOLLAR TREE DISTRIBUTION, INC.

By: /s/ Frederick C. Coble
Name: Frederick C. Coble
Title: Senior Vice President, Finance


DOLLAR TREE STORES, INC.

By: /s/ Frederick C. Coble
Name: Frederick C. Coble
Title: Senior Vice President, Finance

DOLLAR TREE MANAGEMENT, INC.

By: /s/ Frederick C. Coble
Name: Frederick C. Coble
Title: Senior Vice President, Finance


BANKBOSTON, N.A. (f/k/a THE FIRST
NATIONAL BANK OF BOSTON), individually
and as Agent

By: /s/ Judith E. Kelly
Name: Judith E. Kelly
Title: Vice President

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

NATIONSBANK, N.A.

By: /s/ Monique S. Adams
Name: Monique S. Adams
Title: Vice President


SIGNET BANK

By: /s/ John P. Matson
Name: John P. Matson
Title: Executive Vice President


CRESTAR BANK

By: /s/ Bruce Nave
Name: Bruce Nave
Title: Vice President


FIRST UNION BANK
OF VIRGINIA

By: /s/ Richard H. Grattan
Name: Richard H. Grattan
Title: Senior Vice President


AMSOUTH BANK OF ALABAMA

By: /s/ Robert Clark
Name: Robert Clark
Title: Commercial Banking Officer


UNION BANK OF CALIFORNIA, N.A.

By: /s/ Dana C. Fenwick
Name: Dana C. Fenwick
Title: Vice President


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